SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 5.125% Senior Notes due 2027

On March 29, 2017 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued $1.0 billion aggregate principal amount of 5.125% Senior Notes due 2027 (the “Additional Notes”), which will form part of the same series of the Issuers’ $1.0 billion principal amount of 5.125% Senior Notes due 2027 issued on February 6, 2017 (together with the Additional Notes, the “Notes”). The Additional Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Additional Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection therewith, the Issuers entered into the below agreements.

Indenture

On February 6, 2017, the Issuers entered into a Third Supplemental Indenture with The Bank of New York Mellon Trust Company, N. A., as trustee (the “Trustee”), providing for the issuance of the Notes and the terms thereof (the “Supplemental Indenture”). The Supplemental Indenture supplements a base indenture entered into on November 20, 2015, among the Issuers and the Trustee (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”) providing for the issuance of the Notes generally. The Indenture provides, among other things, that the Notes are general unsecured obligations of the Issuers. Interest is payable on the Notes on each May 1 and November 1, commencing November 1, 2017. At any time and from time to time prior to May 1, 2022, the Issuers may redeem the outstanding Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such Notes to the redemption date, plus a make-whole premium. On or after May 1, 2022, the Issuers may redeem some or all of the outstanding Notes at redemption prices set forth in the Supplemental Indenture. In addition, at any time prior to May 1, 2020, the Issuers may redeem up to 40% of the aggregate principal amount of the Notes using net proceeds from certain equity offerings at a redemption price, as determined by the Issuers, equal to 105.125% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, to the redemption date, provided that certain conditions are met. The Notes are not guaranteed.

The terms of the Indenture, among other things, limit the ability of the Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Supplemental Indenture), the Issuers will be required to make an offer to purchase all of the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Exchange and Registration Rights Agreement

In connection with the sale of the Additional Notes, the Issuers entered into an Exchange and Registration Rights Agreement with respect to the Additional Notes, dated as of March 29, 2017 (the “Exchange and Registration Rights Agreement”), with Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, UBS Securities, LLC and Goldman, Sachs & Co., as representatives of the several Purchasers (as defined in the Exchange and Registration Rights Agreement). In certain circumstances, under the Exchange and Registration Rights Agreement, the Issuers have agreed to file a registration statement with respect to an offer to exchange the Additional Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following February 6, 2017. The Issuers may be required to provide a shelf registration statement to cover resales of the Additional Notes under certain circumstances. If the foregoing obligations are not satisfied, the Issuers may be required to pay holders of the Additional Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

Copies of the Supplemental Indenture and the form of the Additional Notes were previously filed on CCO Holdings’ Current Report on Form 8-K filed with the SEC on February 6, 2017 as Exhibit 4.1 and 4.2 respectively thereto, and are each incorporated herein by reference. Copy of the Exchange and Registration Rights Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing descriptions of the Supplemental Indenture, the Additional Notes and the Exchange and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under “Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On March 29, 2017, the Company completed the issuance and sale of the Additional Notes and issued a press release announcing the closing. The press release announcing the closing of the sale of the Additional Notes is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1*	Third Supplemental Indenture, dated as of February 6, 2017, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by CCO Holdings, LLC on February 6, 2017).

4.2*	Form of 5.125% Senior Notes due 2027 (included in Exhibit 4.1 of the Current Report on Form 8-K filed by CCO Holdings, LLC on February 6, 2017 which is incorporated by reference herein).

10.1	Exchange and Registration Rights Agreement, dated March 29, 2017, relating to the 5.125% Senior Notes due 2027, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, UBS Securities LLC and Goldman, Sachs & Co., as representatives of the several Purchasers (as defined therein).

99.1	Press release dated March 29, 2017, announcing the closing of the sale of the 5.125% Senior Notes due 2027.

*	Incorporated by reference and not filed herewith.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the notes offering and use of proceeds. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the risk factors described in our reports or documents that we file from time to time with the Securities and Exchange Commission (the “SEC”). Many of the forward-looking statements contained in this report may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend” and “potential,” among others.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: March 30, 2017		Chief Accounting Officer

CCO Holdings, LLC,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: March 30, 2017		Chief Accounting Officer

CCO Holdings Capital Corp.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: March 30, 2017		Chief Accounting Officer

Exhibit Index

Exhibit Number	Description
4.1*	Third Supplemental Indenture, dated as of February 6, 2017, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by CCO Holdings, LLC on February 6, 2017).

4.2*	Form of 5.125% Senior Notes due 2027 (included in Exhibit 4.1 of the Current Report on Form 8-K filed by CCO Holdings, LLC on February 6, 2017 which is incorporated by reference herein).

10.1	Exchange and Registration Rights Agreement, dated March 29, 2017, relating to the 5.125% Senior Notes due 2027, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, UBS Securities LLC and Goldman, Sachs & Co., as representatives of the several Purchasers (as defined therein).

99.1	Press release dated March 29, 2017, announcing the closing of the sale of the 5.125% Senior Notes due 2027.

*	Incorporated by reference and not filed herewith.